Exhibit 99.1

FIRST AMENDMENT TO

CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of October 16, 2003, is by and among THE PANTRY, INC., a Delaware corporation, (the “Borrower”), those Domestic Subsidiaries of the Borrower identified as a “Guarantor” on the signature pages hereto (individually a “Guarantor” and collectively the “Guarantors”), the Lenders party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the several banks and other financial institutions as may from time to time become parties thereto (individually a “Lender” and collectively the “Lenders”), and the Administrative Agent have entered into that certain Credit Agreement dated as of April 14, 2003 (as amended, modified, supplemented or restated from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement; and

WHEREAS, the Required Lenders have agreed to such amendments subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1 Amendment to Definition of Consolidated Capital Expenditures. The definition of “Consolidated Capital Expenditures” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Consolidated Capital Expenditures” shall mean, for any period, the sum of the aggregate of all expenditures (whether paid in cash or other consideration or accrued as a liability and including expenditures (other than expenditures made with Capital Stock) made in connection with any Permitted Acquisition (but excluding the Golden Gallon Acquisition) and that portion of Capital Leases which is capitalized on the consolidated balance sheet of the Borrower and its Subsidiaries) by the Borrower and its Subsidiaries during such period that, in conformity with GAAP, are included in “additions to property, plant or equipment” or comparable items reflected in the consolidated statement of cash flows of the Borrower and its Subsidiaries net of the amount of any reimbursement payments made to the Borrower or any of its Subsidiaries by any third parties in connection with any such expenditures to the extent that such expenditures have actually been made by the Borrower or its Subsidiaries for such Fiscal Year.

1.2 Amendment to Definition of Consolidated Pro Forma EBITDA. The definition of “Consolidated Pro Forma EBITDA” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Consolidated Pro Forma EBITDA” shall mean, for any consecutive four Fiscal Quarter period, without duplication, (a) Consolidated EBITDA for such four Fiscal Quarter period, plus (b) for any business acquired during such four Fiscal Quarter period, (i) EBITDA of such acquired business determined as though such business were acquired as of the first day of such period by the Borrower and its Subsidiaries; provided that, with respect to the Golden Gallon Acquisition, the EBITDA of the Golden Gallon Assets shall be adjusted for the incremental lease expense associated with the Sale Leaseback Transaction, plus (ii) the amount of any historical extraordinary or nonrecurring costs or expenses or other verifiable costs or expenses that will not continue after the acquisition date (including without limitation (A) excess owner/management compensation and (B) cost savings resulting from the Golden Gallon Acquisition allocable to such period; provided that the aggregate amount of all such cost savings shall be limited to $2,600, 000), plus (iii) any reasonable operating expenses to be eliminated that are approved by the Administrative Agent, including, without limitation, allocated general and administrative expenses.

1.3 Amendment to Definition of First Lien Term Loan. The defined term “First Lien Term Loan” is hereby deleted in Section 2.2(a) and the definition of “First Lien Term Loan” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“First Lien Term Loan” shall mean, collectively, the Original First Lien Term Loan and the Incremental First Lien Term Loan.

1.4 New Definitions. The following new definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Consolidated Interest Expense” shall mean, for any period, total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) of the Borrower and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of the Borrower and its Subsidiaries, including Letter of Credit Fees and net cash costs under Hedging Agreements (excluding any mark-to-market adjustments related thereto), but excluding, however, any amortization of deferred financing costs and any amounts referred to in Section 2.6 payable to the Administrative Agent and the Lenders on or before the Closing Date.

“First Amendment Effective Date” shall mean October 16, 2003.

“Golden Gallon Acquisition” shall mean the acquisition by the Credit Parties of the Golden Gallon business and assets (the “Golden Gallon Assets”) from certain Subsidiaries of Ahold USA, Inc. in accordance with the terms of that certain Purchase Agreement dated as of August 25, 2003 (as amended, modified or supplemented from time to time with the consent of the Administrative Agent).

“Golden Gallon Assets Held for Sale” shall mean those certain Golden Gallon Assets set forth on Schedule 5.10 to be disposed of by the Credit Parties after the consummation of the Golden Gallon Acquisition.

“Golden Gallon Assets” shall have the meaning set forth in the definition of Golden Gallon Acquisition.

“Incremental First Lien Term Loan” shall have the meaning set forth in Section 2.2(e).

“Original First Lien Term Loan” shall mean the first lien term loan made by the Lenders to the Borrower on the Closing Date in accordance with the terms hereof.

“Permitted Sale Leaseback Transactions” shall mean sale leaseback transactions that are permitted pursuant to Section 6.8 of this Agreement.

“Sale Leaseback Properties” shall have the meaning set forth in Section 6.8.

“Sale Leaseback Transaction” shall mean the sale leaseback transactions to be entered into by the Credit Parties in connection with the Golden Gallon Acquisition, the proceeds of which shall be used to consummate the Golden Gallon Acquisition.

“Substitute Real Property Assets” shall have the meaning set forth in Section 6.8.

1.5 Incremental First Lien Term Loan. Section 2.2 of the Credit Agreement is hereby amended by amending and restating subsection (b) thereof and by adding the following subsection (e) thereto to read as follows:

Section 2.2 First Lien Term Loan Facility.

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(b)) Repayment of First Lien Term Loan.

(i) The principal amount of the Original First Lien Term Loan shall be repaid in sixteen (16) consecutive quarterly installments as follows, unless accelerated sooner pursuant to Section 7.2:

Principal Amortization Payment Date	Original First Lien Term Loan Principal Amortization Payment

June 30, 2003	$2,500,000
September 30, 2003	$2,500,000
December 31, 2003	$2,500,000
March 31, 2004	$5,000,000
June 30, 2004	$8,750,000
September 30, 2004	$8,750,000
December 31, 2004	$0
March 31, 2005	$8,000,000
June 30, 2005	$8,000,000
September 30, 2005	$9,000,000
December 31, 2005	$5,000,000
March 31, 2006	$5,000,000
June 30, 2006	$6,250,000
September 30, 2006	$6,250,000
December 31, 2006	$6,250,000
March 31, 2007	$169,250,000

(ii) The principal amount of the Incremental First Lien Term Loan shall be repaid in fourteen (14) consecutive quarterly installments as follows, unless accelerated sooner pursuant to Section 7.2:

Principal Amortization Payment Date	Incremental First Lien Term Loan Principal Amortization Payment

December 31, 2003	$790,550
March 31, 2004	$1,581,050
June 30, 2004	$2,766,800
September 30, 2004	$2,766,800
December 31, 2004	$0
March 31, 2005	$2,524,650
June 30, 2005	$2,524,650
September 30, 2005	$2,845,850
December 31, 2005	$1,581,050
March 31, 2006	$1,581,050
June 30, 2006	$1,976,300
September 30, 2006	$1,976,300
December 31, 2006	$1,976,300
March 31, 2007	$55,108,650

(iii) The outstanding principal amount of the First Lien Term Loan and all accrued but unpaid interest and other amounts payable with respect to the First Lien Term Loan shall be repaid on the Maturity Date.

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(e) Incremental First Lien Term Loan. So long as no Default or Event of Default shall have occurred and be continuing, the Borrower shall have the right, at any time from the First Amendment Effective Date until November 15, 2003, to increase the Original First Lien Term Loan by an aggregate amount of $80,000,000 (the “Incremental First Lien Term Loan”), the proceeds of which will be used in accordance with the terms of Section 5.13. The Incremental First Lien Term Loan shall be funded in connection with the consummation of the Golden Gallon Acquisition by banks, financial institutions and investment funds reasonably acceptable to the Borrower and the Administrative Agent; provided that (i) if any such bank, financial institution or investment fund is not an existing Lender, such bank, financial institution or investment fund shall enter into such joinder agreement to this Credit Agreement as the Administrative Agent and the Borrower may reasonably request and (ii) no existing Lender shall have any obligation to provide all or any portion of the Incremental First Lien Term Loan. Upon the funding of the Incremental First Lien Term Loan, the First Lien Term Loan Committed Amount shall be deemed increased by the amount of the Incremental First Lien Term Loan. The Administrative Agent is authorized to enter into, on behalf of the Lenders, any amendment to this Credit Agreement (including updating Schedule 2.1(a) hereto) or any other Credit Document as may be necessary to incorporate the terms of the Incremental First Lien Term Loan therein.

1.6 Certificate Designating Use of Proceeds. The Lenders hereby waive, with respect to the Sale Leaseback Transaction, the requirement set forth in Section 2.8(b)(ii) that the Borrower deliver a certificate to the Administrative Agent indicating how the Borrower will reinvest the Net Cash Proceeds from the Sale Leaseback Transaction.

1.7 Exclusion of Sale Leaseback Properties from Pledged Assets. Section 5.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 5.10 Pledged Assets.

Each Credit Party will, and will cause each of its Subsidiaries to, grant a First Priority Lien (subject in each case to Permitted Liens) in favor of the Administrative Agent in its real and personal property pursuant to the terms and conditions of the Security Documents or such other security documents as the Administrative Agent shall reasonably request; provided that no Lien shall be granted by any Credit Party in favor of the Administrative Agent (a) if any such security interest is prohibited by applicable state gaming laws and regulations with regard to any gaming license and related assets used by such Credit Party, (b) on any leasehold interest held by a Credit Party in any leased store property, or (c) on any property subject to a sale leaseback transaction permitted by Section 6.8. Each Credit Party shall, and shall cause each of its Subsidiaries to, adhere to the covenants regarding personal property as set forth in the Security Documents. The parties hereto acknowledge and agree that the Real Property Assets and the vehicles included in the Golden Gallon Assets Held for Sale shall not be required to be pledged in favor of the Administrative Agent, for the benefit of the Lenders, until the first anniversary of the First Amendment Effective Date; provided that, prior to the first anniversary of the First Amendment Effective Date, the Administrative Agent shall have the right to require that such Golden Gallon Assets Held for Sale be promptly pledged to the Administrative Agent upon the occurrence and during the continuance of a Default or an Event of Default. To the extent such Real Property Assets and vehicles have not been sold by the first anniversary of the First Amendment Effective Date, they will be promptly pledged until such time as the same are disposed of (to the extent permitted) in accordance with the provisions hereof. The parties hereto further acknowledge and agree that in connection with (a) the disposition of any asset (including Real Property Assets) included in the Golden Gallon Assets Held for Sale that have been pledged to the Administrative Agent, and (b) the sale of any Substitute Real Property Assets sold as permitted by Section 6.8, the Administrative Agent is authorized to and shall take such actions as necessary to release its Liens thereon without further consent and approval from the Lenders.

1.8 Additional Real Property Collateral. The first paragraph of Section 5.11(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 5.11 Matters Relating to Additional Real Property Collateral.

(a) Additional Real Property Collateral. From and after the Closing Date, in the event that (i) the Borrower or any Guarantor acquires any fee interest in real property or (ii) at the time any Person becomes a Guarantor, such Person owns or holds any fee interest in real property, in either case excluding (w) any such Real Property Asset the encumbrancing of which requires the consent of any applicable then-existing senior lienholder, where the Borrower and its Subsidiaries are unable to obtain such senior lienholder’s consent, (x) so long as no Event of Default shall have occurred and be continuing, any such Real Property Asset that the Borrower or such Guarantor intends to sell and lease back in accordance with Section 6.8 within 270 days of the date of acquisition of such Real Property Asset or the date such Person becomes a Guarantor, as the case may be, (y) any Sale Leaseback Property and (z) unless and until any such Real Property Asset is required to be pledged to the Administrative Agent pursuant to the terms of Section 5.10, any Real Property Asset included in the Golden Gallon Assets Held for Sale (any such non-excluded Real Property Asset described in the foregoing clauses (i) or (ii) being an “Additional Mortgaged Property”), the Borrower will promptly notify the Administrative Agent of that fact and the Borrower or such Guarantor shall deliver to the Administrative Agent, within 30 days after such Person acquires such Additional Mortgaged Property or becomes a Guarantor (or such longer period of time as agreed to by the Administrative Agent) or, in the case of (1) any such Real Property Asset which was excluded from being an Additional Mortgaged Property pursuant to clause (x) above and which was not sold and leased back within the applicable 270-day period, within 30 days of the expiration of such 270-day period, as the case may be, the following:

1.9 Use of Proceeds. Section 5.13 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 5.13 Use of Proceeds.

The proceeds of the Extensions of Credit shall be used solely by the Borrower as follows:

(a) with respect to the Loans (other than the Incremental First Lien Term Loan), to (i) refinance certain existing indebtedness of the Borrower, (ii) pay fees and expenses in connection with the Credit Documents and (iii) provide for working capital and other general corporate purposes of the Borrower and its Subsidiaries.

(b) with respect to the Incremental First Lien Term Loan, to (i) finance in part the Golden Gallon Acquisition, (ii) pay fees and expenses in connection with the Golden Gallon Acquisition and the Incremental First Lien Term Loan and (iii) provide for working capital and other general corporate purposes of the Borrower and its Subsidiaries.

(c) the Letters of Credit shall be used only for or in connection with appeal bonds, reimbursement obligations arising in connection with surety and reclamation bonds, reinsurance, domestic or international trade transactions and obligations not otherwise aforementioned relating to transactions entered into by the applicable account party in the ordinary course of business.

1.10 Permitted Liens. Section 6.2(a) of the Credit Agreement is hereby amended by adding the following clause (vii) thereto, and by making the appropriate grammatical and punctuation changes thereto, to read as follows:

(vii) Liens on the Golden Gallon Assets described on Schedule 6.2-2 annexed hereto.

1.11 Cross Reference in Section 6.5. The reference in Section 6.5 of the Credit Agreement to Section 6.1(f) is hereby changed to Section 6.1(g).

1.12 Financial Covenants. Sections 6.6(c) and (d) of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

Section 6.6 Financial Covenants.

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(c) Consolidated Pro Forma EBITDA. As of the last day of each Fiscal Quarter of the Borrower occurring during the periods indicated below, Consolidated Pro Forma EBITDA for the four Fiscal Quarters ending on such date shall be greater than or equal to the amount indicated below:

Fiscal Quarter Ending	Amount

Closing Date through March 25, 2004	$115,000,000
March 26, 2004 through December 30, 2004	$120,000,000
December 31, 2004 and thereafter	$125,000,000

(d) Consolidated Capital Expenditures. At any time during each Fiscal Year of the Borrower indicated below, Consolidated Capital Expenditures made during such Fiscal Year shall be less than or equal to the amount indicated below:

Fiscal Year	Amount

2003	$37,500,000
2004	$48,000,000
2005 and thereafter	$44,000,000

; provided that each of the foregoing limits shall be increased by the unused amount (the “Carry Forward”) available for Consolidated Capital Expenditures under this Section 6.6(d) for the immediately preceding Fiscal Year (excluding any Carry Forward available from any prior Fiscal Year), such Carry Forward not to exceed 25% of the maximum amount specified for any Fiscal Year in the foregoing table.

1.13 Disposition of Golden Gallon Assets Held for Sale. Section 6.7(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 6.7 Restriction on Fundamental Changes, Asset Sales and Acquisitions.

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(d) subject to Section 6.11, the Borrower and its Subsidiaries may make asset sales not otherwise permitted by this Section 6.7 of (i) so long as no Default or Event of Default shall have occurred and be continuing, the Golden Gallon Assets Held for Sale, (ii) other assets having a fair market value not in excess of $20,000,000 and (iii) assets subject to Permitted Sale Leaseback Transactions; provided that (x) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof, (y) at least 80% of the consideration received shall be Cash except, with respect to transactions involving Golden Gallon Assets Held for Sale, as the Administrative Agent may otherwise agree, and (z) the Net Cash Proceeds of such asset sales shall be applied as required by Section 2.8(b)(ii);

1.14 Permitted Acquisition. Section 6.7(e) of the Credit Agreement is hereby amended by amending and restating the preamble thereto and clauses (iii) and (v) thereof, and by making the appropriate grammatical and punctuation changes thereto, in each case to read as follows:

Section 6.7 Restriction on Fundamental Changes, Asset Sales and Acquisitions.

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(e) the Borrower or any Subsidiary of the Borrower may make nonhostile acquisition (each a “Permitted Acquisition”) of assets and business (including the Golden Gallon Acquisition and non-hostile acquisitions of the Capital Stock or other equity interests of another Person); provided that:

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(iii) prior to the consummation of such acquisition, the Borrower shall deliver to the Administrative Agent (A) an Officers’ Certificate (1) certifying that no Default or Event of Default under this Agreement shall then exist or shall occur as a result of such acquisition and (2) demonstrating that after giving effect to such acquisition and to all Indebtedness to be incurred or assumed or repaid in connection with or as consideration for such acquisition, that the Borrower would be in pro forma compliance with the financial covenants referred to in Section 6.6 for the four consecutive Fiscal Quarter period ending immediately prior to the date of the proposed acquisition, (B) a copy of all environmental reports obtained in connection with such acquisition and a copy of the principal documents (e.g., purchase agreement, merger agreement) related to such acquisition, (C) a copy, prepared in conformity with GAAP, of financial statements of the Person or business so acquired for the immediately preceding four consecutive Fiscal Quarter period corresponding to the calculation period for the financial covenants in the immediately preceding clause (and, if an asset purchase, pro forma financial statements on a historical basis); provided that, with respect to the Golden Gallon Acquisition, the Borrower shall deliver to the Administrative

Agent (1) prior to the consummation of the Golden Gallon Acquisition, (x) final audited financial statements of the Golden Gallon Assets’ historical results for the fiscal years ended 2001 and 2002 and (ii) unaudited financial statements of the Golden Gallon Assets for the six periods ending June 14, 2003, and (2) within five (5) Business Days after receipt by the Borrower, audited financial statements of the Golden Gallon Assets for the ten periods ending October 4, 2003, and (D) such other information as the Administrative Agent may reasonably request;

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(v) the aggregate consideration (other than consideration in the form of Capital Stock) paid by the Borrower and its Subsidiaries in connection with any such acquisition other than the Golden Gallon Acquisition (including without limitation earn outs or deferred compensation or non-competition arrangements and the amount of Indebtedness and other liabilities assumed by the Borrower or any of its Subsidiaries) shall not exceed $20, 000, 000.

1.15 Permitted Sale and Lease-Backs. Section 6.8 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 6.8 Sales and Lease-Backs.

The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (a) which the Borrower or any of its Subsidiaries has sold or transferred or is to sell or transfer to any other Person (other than the Borrower or any of its Subsidiaries) or (b) which the Borrower or any of its Subsidiaries intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by the Borrower or any of its Subsidiaries to any Person (other than the Borrower or any of its Subsidiaries) in connection with such lease; provided that:

(i) the Borrower and its Subsidiaries may remain liable as lessee or as a guarantor or other surety with respect to any lease entered into by the Borrower or any such Subsidiary prior to the Closing Date and set forth on Schedule 6.8-1 annexed hereto;

(ii) the Borrower and its Subsidiaries may become and remain liable as lessee or as a guarantor or other surety with respect to the Sale Leaseback Transaction to the extent that (A) the Credit Parties receive at least $90,000,000 in cash proceeds from the Sale Leaseback Transaction, (B) the total consideration received by the Credit Parties and their Subsidiaries in the Sale Leaseback Transaction shall be at least equal to the fair market value of the Real Property Assets sold (the “Sale Leaseback Properties”) as determined in good faith by the

Borrower’s Board of Directors, (C) the Sale Leaseback Properties shall consist of Golden Gallon Assets and such Substitute Real Property Assets of the Borrower and its Subsidiaries as are necessary to consummate the Sale Leaseback Transaction (the “Substitute Real Property Assets”);provided that the aggregate amount of the Substitute Real Property Assets sold pursuant to the Sale Leaseback Transaction shall be subject to (and shall count against) the dollar limit set forth in clause (iii)(D) of this Section 6.8, (D) the Borrower shall have provided a schedule of the Sale Leaseback Properties to the Administrative Agent prior to the consummation of the Sale Leaseback Transaction and (E) the terms of the Sale Leaseback Transaction shall be reasonably acceptable to the Administrative Agent;

(iii) to the extent such sale and leaseback transaction relates to properties or assets owned by the Borrower or any of its Subsidiaries as of the Closing Date and set forth on Schedule 6.8-2 or acquired by the Borrower or any of its Subsidiaries after the Closing Date (excluding in each such case the Sale Leaseback Properties), the Borrower and its Subsidiaries may become liable as lessee, guarantor or other surety with respect to new leases that would otherwise be prohibited by this Section 6.8 to the extent that (A) such lease, if a Capital Lease, is permitted pursuant to Section 6.1(c), (B) the consideration received is at least equal to the fair market value of the property sold as determined in good faith by the Borrower’s Board of Directors, (C) such sale and leaseback transaction occurs within 270 days of the acquisition or completion of construction, improvement or remodeling, as the case may be, of such property or asset by the Borrower or any of its Subsidiaries; (D) the sum of (1) the Substitute Real Property Assets and (2) the aggregate amount of assets sold pursuant to all sales and leasebacks (excluding the properties listed on Schedule 6.8-2) made after the Closing Date pursuant to this clause (iii), shall not exceed $20,000,000 and (E) the Net Cash Proceeds derived from the sale and leaseback of such sold properties or assets owned by the Borrower and its Subsidiaries in accordance with this clause (iii) shall be applied in accordance with Section 2.8(b)(ii); and

(iv) without limiting the foregoing terms of this Section 6.8, the Borrower and its Subsidiaries shall have the right to subject existing properties of the Borrower and its Subsidiaries or properties acquired in Permitted Acquisitions to Permitted Sale Leaseback Transactions in exchange for properties that are already subject to such Permitted Sale Leaseback Transactions in an aggregate amount not to exceed $5,000,000 in value for the exchanged properties during any fiscal year and $15,000,000 in value for the exchanged properties during the term of this Agreement.

1.16 Schedules. Schedule 5.10 and Schedule 6.2-2 are hereby added to the Schedules to the Credit Agreement in the form of Schedule 5.10 and Schedule 6.2-2, respectively, attached to this Amendment.

ARTICLE II

CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions.

This Amendment shall become effective as of the First Amendment Effective Date upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):

(a) Executed Amendment. Receipt by the Administrative Agent of a copy of this Amendment duly executed by each of the Credit Parties and the Required Lenders.

(b) Resolutions. Receipt by the Administrative Agent of copies of resolutions of the Board of Directors of each of the Credit Parties approving and adopting this Amendment, the transactions contemplated herein and authorizing execution and delivery hereof, certified by a secretary or assistant secretary of such Credit Party to be true and correct and in force and effect as of the date hereof.

(c) Incumbency Certificate. Receipt by the Administrative Agent of an incumbency certificate with respect to each of the Credit Parties.

(d) Legal Opinions of Counsel. The Administrative Agent shall have received opinions of legal counsel for the Credit Parties, dated the First Amendment Effective Date and addressed to the Administrative Agent and the Lenders, which opinions shall provide, among other things, that the execution and delivery of the Amendment by the Credit Parties and the consummation of the transactions contemplated thereby will not violate the corporate instruments and material agreements of the Credit Parties, and shall otherwise be in form and substance acceptable to the Administrative Agent and the Lenders.

(e) Material Adverse Change. No event shall have occurred which has or could reasonably be expected to have a material adverse change on the business, properties, prospects, operations, or condition (financial or otherwise) of the Borrower or any of its Subsidiaries or of the Golden Gallon Assets (including, without limitation, any material changes in the information and projections relating to the Golden Gallon Acquisition provided to the Administrative Agent as of September 3, 2003).

(f) Consummation of Golden Gallon Acquisition. The Administrative Agent shall have received all material documents and agreements (including all amendments, schedules and exhibits thereto) in connection with the Golden Gallon Acquisition, such documents and agreements to be in form and substance reasonably satisfactory to the Administrative Agent, and the Golden Gallon Acquisition shall have been consummated substantially in accordance with the terms of such documentation and otherwise on terms and conditions reasonably satisfactory to the Administrative Agent.

(g) Consummation of Sale Leaseback Transaction. The Administrative Agent shall have received all material documents and agreements (including all amendments, schedules and exhibits thereto) in connection with the Sale Leaseback Transaction, such documents and agreements to be in form and substance reasonably satisfactory to the Administrative Agent, and the Sale Leaseback Transaction shall have been consummated substantially in accordance with the terms of such documentation and otherwise on terms and conditions reasonably satisfactory to the Administrative Agent.

(h) Litigation. There shall not exist any pending, ongoing or threatened litigation, investigation, injunction, bankruptcy, insolvency or order affecting or relating (i) to the Credit Parties or any of their Subsidiaries, (ii) the Golden Gallon Assets, or (iii) this Amendment or any of the transactions contemplated hereby that has not been settled, dismissed, vacated, discharged or terminated prior to the First Amendment Effective Date which, in the case of clause (i), could be reasonably expected to have a Material Adverse Effect.

(i) Consents. The Administrative Agent shall have received evidence that all governmental, shareholder and material third party consents and approvals necessary in connection with this Amendment and other transactions contemplated hereby have been obtained and all applicable waiting periods have expired without any action being taken by any authority that could restrain, prevent or impose any material adverse conditions on such transactions or that could seek or threaten any of such transactions.

(j) Financial Statements. The Administrative Agent shall have received (i) the final audited financial statements of the Borrower’s and the Golden Gallon Assets’ historical results for the fiscal years ended 2001 and 2002 and (ii) unaudited financial statements of the Borrower and the Golden Gallon Assets for the period beginning with the commencement of the 2003 fiscal year and ending June 26, 2003 and June 14, 2003, respectively, such financial statements to be in form and substance satisfactory to the Administrative Agent.

(k) Collateral Documentation. The Administrative Agent shall have received with respect to (i) each Golden Gallon Asset to be subject to Liens securing the Credit Party Obligations, (ii) each other Real Property Asset of Borrower or any of its Subsidiaries currently subject to a Mortgage, to the extent necessary to reflect that such Real Property Asset secures the Credit Party Obligations, such Mortgages and other collateral documentation as may be required (it being agreed that to the extent practicable the Administrative Agent shall amend existing Mortgages on file with such modifications as are deemed necessary or advisable by the Administrative Agent in its reasonable discretion).

(l) Filings. All filings, recordations and other actions necessary or in the Administrative Agent’s opinion desirable to perfect the Administrative Agent’s Liens and security interests in the Collateral shall have been made or taken, or arrangements satisfactory to the Administrative Agent for the completion thereof shall have been made; and the Administrative Agent shall have received the results of Lien searches with respect to the Borrower and its Subsidiaries and the Golden Gallon Assets in jurisdictions selected by it and shall be satisfied with the results thereof.

(m) Liability, Casualty, Business Interruption and Environmental Insurance. The Administrative Agent shall have received copies of insurance policies or certificates of insurance evidencing liability, casualty, business interruption and environmental insurance meeting the requirements set forth in the Credit Agreement or in the Security Documents and covering the Golden Gallon Assets. The Administrative Agent shall be named as loss payee, mortgagee and/or additional insured, as its interest may appear, on all such insurance policies for the benefit of the Lenders.

(n) Fees. (i) Receipt by the Administrative Agent, on behalf of each Lender that executes this Amendment (or confirms that an executed signature page to this Amendment that was previously delivered to the Administrative Agent is still valid) by 5:00 p.m. (EST) on October 14, 2003, of an amendment fee equal to 0.25% of the sum of such Lender’s Revolving Commitment plus such Lender’s outstanding Term Loans and (ii) receipt by the Administrative Agent of all fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and expenses of Moore & Van Allen PLLC.

ARTICLE III

MISCELLANEOUS

3.1 Amended Terms. All references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2 Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment, except for such filings as may be necessary to perfect the Administrative Agent’s Lien on the Golden Gallon Assets pledged to secure the Credit Party Obligations.

(d) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

3.3 Acknowledgment of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Credit Documents.

3.4 Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5 Entirety. This Amendment and the other Credit Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.6 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

3.7 General Release. In consideration of the Required Lenders entering into this Amendment, the Credit Parties hereby release the Administrative Agent, the Lenders, and the Administrative Agent’s and the Lenders’ respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under the Credit Agreement on or prior to the date hereof.

3.8 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH OF THE CREDIT PARTIES AGREES THAT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

3.9 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 9.14 and 9.17 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

IN WITNESS WHEREOF the Borrower, the Guarantors and the Required Lenders have caused this Amendment to be duly executed on the date first above written.

BORROWER:	THE PANTRY, INC., a Delaware corporation

	By:	/s/ Daniel J. Kelly

	Name:	Daniel J. Kelly
	Title:	Chief Financial Officer, Vice President– Finance and Secretary

GUARANTORS:	R & H MAXXON, INC., a South Carolina corporation

	By:	/s/ Daniel J. Kelly

	Name:	Daniel J. Kelly
	Title:	Executive Vice President and Assistant Secretary

KANGAROO, INC., a Georgia corporation

	By:	/s/ Daniel J. Kelly

	Name:	Daniel J. Kelly
	Title:	Executive Vice President and Assistant Secretary

ADMINISTRATIVE AGENT

AND LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Doug Boothe

Name:	Doug Boothe
Title:	Director

WELLS FARGO BANK, NATIONAL ASSOCIATION As Syndication Agent and a Lender

By:	/s/ S. Michael St. Geme

Name:	S. Michael St. Geme
Title:	Vice President

PACIFICA CDO II, LTD.

By:	Alcentra Inc. as it Investment Manager
/s/ Mary Shaifer
Name:	Mary Shaifer
Title:	Vice President

AIMCO CDO Series 2000-A

By:	/s/ Christopher Goergen
Name:	Christopher Goergen
Title:	Portfolio Manager

By:	/s/ Patricia Wilson
Name:	Patricia Wilson
Title:	Senior Managing Director

AIMCO CLO Series 2001-A

By:	/s/ Christopher Goergen
Name:	Christopher Goergen
Title:	Portfolio Manager

By:	/s/ Patricia Wilson
Name:	Patricia Wilson
Title:	Senior Managing Director

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Christopher Goergen
Name:	Christopher Goergen
Title:	Portfolio Manager

By:	/s/ Patricia Wilson
Name:	Patricia Wilson
Title:	Senior Managing Director

Centurion CDO II, Ltd.

By:	American Express Asset Management Group Inc. as Collateral Manager
/s/ Leanne Stavrakis
Name:	Leanne Stavrakis
Title:	Director - Operations

Centurion CDO III, Limited

By:	American Express Asset Management Group Inc. as Collateral Manager
/s/ Leanne Stavrakis
Name:	Leanne Stavrakis
Title:	Director - Operations

Centurion CDO VI, Ltd.

By:	American Express Asset Management Group Inc. as Collateral Manager
/s/ Leanne Stavrakis
Name:	Leanne Stavrakis
Title:	Director - Operations

KZH CYPRESSTREE-1 LLC

By:	/s/ Dorian Herrera
Name:	Dorian Herrera
Title:	AUTHORIZED AGENT

KZH ING-2 LLC

By:	/s/ Dorian Herrera
Name:	Dorian Herrera
Title:	AUTHORIZED AGENT

KZH STERLING LLC

By:	/s/ Dorian Herrera
Name:	Dorian Herrera
Title:	AUTHORIZED AGENT

Sequils - Centurion V, Ltd.

By:	American Express Asset Management Group Inc. as Collateral Manager
/s/ Leanne Stavrakis
Name:	Leanne Stavrakis
Title:	Director - Operations

ANTARES CAPITAL CORPORATION

By:	/s/ John G. Martin
Name:	John G. Martin
Title:	Managing Director

LaSalle Bank N.A. as Custodian

By:	/s/ Theresa Lynch
Name:	Theresa Lynch
Title:	Assistant Vice President

MARINER CDO 2002, LTD.

By:	/s/ John G. Martin
Name:	John G. Martin
Title:	Managing Director

VENTURE CDO 2002, LIMITED

By its investment advisor, Barclays Capital Asset Management Limited,
By its sub-advisor, Barclays Bank PLC, New York Branch
/s/ Martin F. Davey
Name:	Martin F. Davey
Title:	Director

VENTURE II CDO 2002, LIMITED

By its investment advisor, Barclays Bank PLC, New York Branch
/s/ Martin F. Davey
Name:	Martin F. Davey
Title:	Director

Blackrock Senior Loan Trust

By:	/s/ Mark Williams
Name:	Mark Williams
Title:	Managing Director

Magnetite Asset Investors III LLC

By:	/s/ Mark Williams
Name:	Mark Williams
Title:	Managing Director

Magnetite Asset Investors LLC

By:	/s/ Mark Williams
Name:	Mark Williams
Title:	Managing Director

Magnetite IV CLO, Limited

By:	/s/ Mark Williams
Name:	Mark Williams
Title:	Managing Director

Magnetite V CLO, Limited

By:	/s/ Mark Williams
Name:	Mark Williams
Title:	Managing Director

Senior Loan Fund

By:	/s/ Mark Williams
Name:	Mark Williams
Title:	Managing Director

Callidus Debt Partners CDO Fund I, Ltd.

By:	Its Collateral Manager, Callidus Capital Management, LLC
/s/ Mavis Taintor
Name:	Mavis Taintor
Title:	Managing Director

Callidus Debt Partners CDO Fund II, Ltd.

By:	Its Collateral Manager, Callidus Capital Management, LLC
/s/ Mavis Taintor
Name:	Mavis Taintor
Title:	Managing Director

Canyon Capital Advisors

9665 Wilshire Blvd., #200

Beverly Hills, CA 90212

Proportionate Voting Provision

The undersigned, Canpartners Investments IV, LLC (“Canyon”), is a Lender to The Pantry, Inc., dated as of April 14, 2003 (the “Credit Agreement.”) Canyon’s approval of a proposed First Amendment to Credit Agreement has been requested pursuant to the terms of the Credit Agreement. The First Amendment to Credit Agreement must be approved by the Required Lenders under the Credit Agreement.

Canyon hereby votes its percentage interest as a Lender in favor of and/or against the approval of First Amendment to Credit Agreement in direct proportion to the votes of those other lenders under the Credit Agreement that have voted for or against the approval of the First Amendment to Credit Agreement (without counting failure to vote or abstentions.)

Canpartners Investments IV, LLC

A California limited liability company

By:	/s/ Joshua S. Friedman	Date: 9/19/03

Name: Title:	Joshua S. Friedman Authorized Member

Canyon Capital Advisors

9665 Wilshire Blvd., #200

Beverly Hills, CA 90212

Proportionate Voting Provision

The undersigned, Canyon Capital CDO 2001-1 Ltd (“Canyon”), is a Lender to The Pantry, Inc., dated as of April 14, 2003 (the “Credit Agreement.”) Canyon’s approval of a proposed First Amendment to Credit Agreement has been requested pursuant to the terms of the Credit Agreement. The First Amendment to Credit Agreement must be approved by the Required Lenders under the Credit Agreement.

Canyon hereby votes its percentage interest as a Lender in favor of and/or against the approval of First Amendment to Credit Agreement in direct proportion to the votes of those other lenders under the Credit Agreement that have voted for or against the approval of the First Amendment to Credit Agreement (without counting failure to vote or abstentions.)

Canyon Capital CDO 2001-1 Ltd

An exempted limited liability company incorporated under the laws of the Cayman Islands

By: Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager

By:	/s/ R. Christian B. Evensen	Date:	9/12/03

Name:	R. Christian B. Evensen
Title:	Managing Partner

Credit Industriel et Commercial

By:	/s/ Anthony Rock
Name:	Anthony Rock
Title:	Vice President

By:	/s/ Marcus Edward
Name:	Marcus Edward
Title:	Vice President

Stanwich Loan Funding LLC

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Assistant Vice President

Cohanzick Credit Opportunities Fund, LTD

By:	/s/ David K. Sherman
Name:	David K. Sherman
Title:	Authorized Agent

Cohanzick High Yield Partners LP

By:	/s/ David K. Sherman
Name:	David K. Sherman
Title:	Authorized Agent

Gabriel Capital LP

By:	/s/ David K. Sherman
Name:	David K. Sherman
Title:	Authorized Agent

Trumbull THC, Ltd

By:	/s/ Stacey Malek
Name:	Stacey Malek
Title:	Attorney in Fact

Jupiter Loan Funding LLC

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Assistant Vice President

Winged Foot Funding Trust LLC

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Authorized Agent

CLOSE INTERNATIONAL CUSTODY SERVICES LIMITED RE

CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED

By:	CypressTree Strategic Debt Management Co., Inc. as Investment Advisor
/s/ Jeffrey Megar
Name:	Jeffrey Megar
Title:	Director

Hewett’s Island CDO, Ltd.

By:	CypressTree Investment Management Company, Inc. as Portfolio Manager
/s/ Jeffrey Megar
Name:	Jeffrey Megar
Title:	Director

ELC (Cayman) LTD.
ELC (Cayman) LTD. CDO Series 1999-I
ELC (Cayman) LTD. 1999-III
ELC (Cayman) LTD. 2000-I
TRYON CLO LTD. 2000-I

By:	David L. Babson & Company Inc. as Collateral Manager
/s/ Glenn Duffy
Name:	Glenn Duffy
Title:	Managing Director

BRYN MAWR CLO, Ltd.

By:	Deerfield Capital Management LLC as its Collateral Manager
/s/ Matt Stouffer
Name:	Matt Stouffer
Title:	Vice President

FOREST CREEK CLO, Ltd.

By:	Deerfield Capital Management LLC as its Collateral Manager
/s/ Matt Stouffer
Name:	Matt Stouffer
Title:	Vice President

MUIRFIELD TRADING LLC

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Assistant Vice President

Olympic Funding Trust, Series 1999-1

By:	/s/ Diana M. Himes

Name: Title:	Diana M. Himes Authorized Agent

ROSEMONT CLO, Ltd.

By:	Deerfield Capital Management LLC as its Collateral Manager /s/ Matt Stouffer

Name: Title:	Matt Stouffer Vice President

SEQUILS-Cumberland I, Ltd.

By:	Deerfield Capital Management LLC as its Collateral Manager /s/ Matt Stouffer

Name: Title:	Matt Stouffer Vice President

Big Sky Senior Loan Fund, Ltd.

By:	Eaton Vance Management as Investment Advisor /s/ Scott H. Page

Name: Title:	Scott H. Page Vice President

Constantinus Eaton Vance CDO V, Ltd.

By:	Eaton Vance Management as Investment Advisor /s/ Scott H. Page

Name: Title:	Scott H. Page Vice President

Eaton Vance Senior Income Trust

By:	Eaton Vance Management as Investment Advisor /s/ Scott H. Page

Name: Title:	Scott H. Page Vice President

Eaton Vance CDO III, Ltd.

By:	Eaton Vance Management as Investment Advisor /s/ Scott H. Page

Name: Title:	Scott H. Page Vice President

Eaton Vance Institutional Senior Loan Fund.

By:	Eaton Vance Management as Investment Advisor
/s/ Scott H. Page
Name:	Scott H. Page
Title:	Vice President

Eaton Vance VT Floating-Rate Income Fund

By:	Eaton Vance Management as Investment Advisor
/s/ Scott H. Page
Name:	Scott H. Page
Title:	Vice President

Grayson & Co.

By:	Boston Management and Research as Investment Advisor
/s/ Scott H. Page
Name:	Scott H. Page
Title:	Vice President

Oxford Strategic Income Fund

By:	Eaton Vance Management as Investment Advisor
/s/ Scott H. Page
Name:	Scott H. Page
Title:	Vice President

Senior Debt Portfolio

By:	Eaton Vance Management as Investment Advisor
/s/ Scott H. Page
Name:	Scott H. Page
Title:	Vice President

Franklin CLO I, Limited

By:	Richard D’Addario
Name:	Richard D’Addario
Title:	Senior Vice President

Franklin CLO II, Limited

By:	Richard D’Addario
Name:	Richard D’Addario
Title:	Senior Vice President

Franklin CLO III, Limited

By:	Richard D’Addario
Name:	Richard D’Addario
Title:	Senior Vice President

Franklin CLO IV, Limited

By:	Richard D’Addario
Name:	Richard D’Addario
Title:	Senior Vice President

Franklin Floating Rate Trust

By:	Richard D’Addario
Name:	Richard D’Addario
Title:	Vice President

Franklin Floating Rate Master Series

By:	Richard D’Addario
Name:	Richard D’Addario
Title:	Vice President

Franklin Floating Rate Daily Access Fund

By:	Richard D’Addario
Name:	Richard D’Addario
Title:	Vice President

GSC Partners Gemini Fund Limited

By:	GSCP (NJ), L.P. as Collateral Manager
By:	GSCP (NJ), Inc. its General Partner
/s/ Thomas V. Inglesby
Name:	Thomas V. Inglesby
Title:	Managing Director

1888 Fund, Ltd.

By:	/s/Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Fund Controller

Magma CDO, Ltd.

By:	/s/Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Fund Controller

Stellar Funding, Ltd.

By:	/s/Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Fund Controller

Blue Square Funding Limited Series 3

By:	/s/Alice L. Wagner
Name:	Alice L. Wagner
Title:	Vice President

ELF FUNDING TRUST I

By:	Highland Capital Management, L.P. as Collateral Manager
/s/ Mark Okada
Name:	Mark Okada
Title:	Chief Investment Officer

Emerald Orchard Limited

By:	/s/ Stacey Malek
Name:	Stacey Malek
Title:	Attorney in Fact

GLENEAGLES TRADING LLC

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Assistant Vice President

HIGHLAND LOAN FUNDING V, LTD.

By:	Highland Capital Management, L.P. as Collateral Manager
/s/ Mark Okada
Name:	Mark Okada
Title:	Chief Investment Officer

RESTORATION FUNDING CLO, LTD.

By:	Highland Capital Management, L.P. as Collateral Manager
/s/ Mark Okada
Name:	Mark Okada
Title:	Chief Investment Officer

INDOSUEZ CAPITAL FUNDING IIA, LIMITED

By:	Indosuez Capital as Portfolio Advisor
/s/ Charles Kobayashi
Name:	Charles Kobayashi
Title:	Principal and Portfolio Manager

INDOSUEZ CAPITAL FUNDING VI, LIMITED

By:	Indosuez Capital as Collateral Manager
/s/ Charles Kobayashi
Name:	Charles Kobayashi
Title:	Principal and Portfolio Manager

RIVIERA FUNDING LLC

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Assistant Vice President

ING PRIME RATE TRUST

By:	Aeltus Investment Management, Inc. as its investment manager
/s/ Brian S. Horton
Name:	Brian S. Horton
Title:	Vice President

ING SENIOR INCOME FUND

By:	Aeltus Investment Management, Inc. as its investment manager
/s/ Brian S. Horton
Name:	Brian S. Horton
Title:	Vice President

ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.

By:	ING Investments, LLC. as its investment manager
/s/ Brian S. Horton
Name:	Brian S. Horton
Title:	Vice President

ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.

By:	ING Investments, LLC. as its investment manager
/s/ Brian S. Horton
Name:	Brian S. Horton
Title:	Vice President

PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.

By:	ING Investments, LLC. as its investment manager
/s/ Brian S. Horton
Name:	Brian S. Horton
Title:	Vice President

SEQUILS – PILGRIM I, LTD.

By:	ING Investments, LLC. as its investment manager
/s/ Brian S. Horton
Name:	Brian S. Horton
Title:	Vice President

MASTER SENIOR FLOATING RATE TRUST

By:	/s/ Andrew C. Liggio
Name:	Andrew C. Liggio
Title:	Authorized Signatory

Longhorn CDO (Cayman) LTD

By:	Merrill Lynch Investment Managers, L.P. as Investment Advisor
/s/ Andrew C. Liggio
Name:	Andrew C. Liggio
Title:	Authorized Signatory

Longhorn CDO II, LTD

By:	Merrill Lynch Investment Managers, L.P. as Investment Advisor
/s/ Andrew C. Liggio
Name:	Andrew C. Liggio
Title:	Authorized Signatory

Longhorn CDO III, LTD

By:	Merrill Lynch Investment Managers, L.P. as Investment Advisor
/s/ Andrew C. Liggio
Name:	Andrew C. Liggio
Title:	Authorized Signatory

MORGAN STANLEY PRIME INCOME TRUST

By:	Sheila A. Finnerty
Name:	Sheila A. Finnerty
Title:	Executive Director

HARBOURVIEW CLO IV, LTD.

By:	/s/ Bill Campbell
Name:	Bill Campbell
Title:	Manager

HARBOURVIEW CLO V, LTD.

By:	/s/ Bill Campbell
Name:	Bill Campbell
Title:	Manager

OPPENHEIMER SENIOR FLOATING RATE FUND

By:	/s/ Bill Campbell
Name:	Bill Campbell
Title:	Manager

DREYDEN HIGH YIELD CDO 2001-I

By:	Prudential Investment Management, Inc., as Collateral Manager
/s/ Ross Smead
Name:	Ross Smead
Title:	Managing Director and SVP

DREYDEN HIGH YIELD CDO 2002-II

By:	Prudential Investment Management, Inc., as Collateral Manager
/s/ Ross Smead
Name:	Ross Smead
Title:	Managing Director and SVP

Smoky River CDO, L.P.

By:	RBC Leveraged Capital as Portfolio Advisor
/s/ Melissa Marano
Name:	Melissa Marano
Title:	Authorized Signatory

Toronto Dominion (New York), Inc.

By:	/s/ Stacey Malek
Name:	Stacey Malek
Title:	Vice President

APEX (Trimaran) CDO I, LTD.

By:	Trimaran Advisors, LLC
/s/ David M. Millison
Name:	David M. Millison
Title:	Managing Director

VAN KAMPEN CLO I, LIMITED

By:	Van Kampen Investment Advisory Corp as Collateral Manager
/s/ Darvin D. Pierce
Name:	Darvin D. Pierce
Title:	Executive Director

VAN KAMPEN CLO II, LIMITED

By:	Van Kampen Investment Advisory Corp as Collateral Manager
/s/ Darvin D. Pierce
Name:	Darvin D. Pierce
Title:	Executive Director

VAN KAMPEN SENIOR INCOME TRUST

By:	Van Kampen Investment Advisory Corp
/s/ Brad Langs
Name:	Brad Langs
Title:	Executive Director

VAN KAMPEN SENIOR LOAN FUND

By:	Van Kampen Investment Advisory Corp
/s/ Christina Jameson
Name:	Christina Jameson
Title:	Vice President